IVY FUNDS

Supplement dated September 13, 2007

to

Ivy Equity Funds Prospectus dated July 31, 2007
Ivy Fixed Income and Money Market Funds Prospectus dated July 31, 2007

Effective immediately, the date on the front cover page of the prospectus is changed from July 31, 2007 to September 13, 2007.

The following supplements the information regarding the purchase of Class A shares at net asset value (NAV) in the section entitled "Sales Charge Waivers for Certain Investors--Shares may be purchased at NAV by:"

  Shareholders reinvesting, into any other account they own, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an IRA, a Keogh plan or a custodial account under sections 457(b) and 403(b)(7) of the Code

The following replaces the disclosure in the section of "Your Account" entitled "Class I Shares:"

Class I shares are sold without any front-end sales load or contingent deferred sales charges. Class I shares do not pay an annual 12b-1 distribution and/or service fee. Class I shares generally are only available for purchase by:

  fund of funds
  participants of employee benefit plans established under Section 403(b) or Section 457, or qualified under Section 401, of the Code, including 401(k) plans if the value of the plan exceeds $10,000,000, when the shares are held in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative and/or other support services to the plan financial intermediaries that utilize Schwab Institutional Transaction Fee custodial omnibus platform or Fidelity Funds Network Transaction Fee custodial omnibus platform which each charge a transaction fee with respect to a customer's investments in the Funds endowments, foundations, corporations and high net worth individuals using a trust or custodial platform participants of the Waddell & Reed Financial, Inc. Retirement Plans

The following replaces the second bullet regarding eligible purchasers of Class Y shares in the section of "Your Account" entitled "Class Y Shares:"

  shareholders investing in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees, through certain investment advisors and broker-dealers, including banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers, and for which entity an unaffiliated third party provides administrative, distribution and/or other support services

The follow section is information about the Ivy Equity Funds Prospectus only:

The following replaces the first sentence of the second bullet in the "Principal Strategies" section for Ivy Asset Strategy Fund:

  "Bonds" include all varieties of fixed-income instruments, such as corporate or U.S. government debt securities, with remaining maturities of more than one year.

The following supplements the second paragraph of the disclosure for Ivy International Balanced Fund in the section entitled "Additional Information about Principal Investment Strategies, Other Investments and Risks:"

The Fund invests primarily in securities of companies or governments in developed foreign markets. However, the Fund may also invest up to 20% of its total assets in equity securities of companies located in developing or emerging markets. In addition, the Fund may invest up to 20% of its total assets in debt securities of companies or governments located in developing or emerging markets.

The follow section is information about the Ivy Fixed Income and Money Market Funds Prospectus only:

The following replaces the corresponding paragraph of the disclosure for Ivy Municipal Bond Fund in the section entitled "Additional Information about Principal Investment Strategies, Other Investments and Risks:"

The Fund may invest up to 10% of its total assets in taxable debt securities other than municipal bonds. These must be either:

  U.S. government securities
  obligations of domestic banks and certain savings and loan associations
  U.S. dollar denominated commercial paper and other cash equivalent securities issued by domestic and foreign issuers rated at least A by S&P or Moody's any of the foregoing obligations subject to repurchase agreements

The following replaces the second paragraph in the section of "Distributions and Taxes" entitled "Distributions:"

Usually, each Fund except Ivy High Income Fund declares dividends from net investment income daily and pays them monthly. Ivy High Income Fund declares dividends monthly and pays them monthly. Net capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

IVY FUNDS

Supplement dated September 13, 2007

to

Ivy Class E Shares Prospectus dated July 31, 2007

Effective immediately, the date on the front cover page of the prospectus is changed from July 31, 2007 to September 13, 2007.

The following replaces the first sentence of the second bullet in the "Principal Strategies" section for Ivy Asset Strategy Fund:

  "Bonds" include all varieties of fixed-income instruments, such as corporate or U.S. government debt securities, with remaining maturities of more than one year.

The following supplements the second paragraph of the disclosure for Ivy International Balanced Fund in the section entitled "Additional Information about Principal Investment Strategies, Other Investments and Risks:"

The Fund invests primarily in securities of companies or governments in developed foreign markets. However, the Fund may also invest up to 20% of its total assets in equity securities of companies located in developing or emerging markets. In addition, the Fund may invest up to 20% of its total assets in debt securities of companies or governments located in developing or emerging markets.

The following supplements the information regarding the purchase of Class E shares at NAV in the section entitled "Sales Charge Waivers for Certain Investors--Shares may be purchased at NAV by:"

  Clients transferring their 529 Plan accounts from the Arizona Family College Savings Program sponsored by Securities Management and Research, Inc. (SM&R) to the InvestEd Plan sponsored by Waddell & Reed, Inc. due to the closing of the SM&R-sponsored 529 Plan

The following replaces the first paragraph in the section of "Your Account" entitled "Additional Investments:"

Subject to the minimums disclosed for the Automatic Investment Service above, you, or anyone, can make additional investments of any amount at any time; however, with respect to Class E shares, all or a portion of the amount invested will not be accepted to the extent that such contributions would cause the total maximum account value or balance for a Designated Beneficiary for all InvestEd Plans to exceed limits imposed by the InvestEd Plan. For the 2007-2008 academic year, the maximum account balance at the time of a contribution is, in the aggregate per beneficiary, $318,000, as determined by the Arizona Commission for Postsecondary Education. Maximum account balance amounts will be adjusted each year based upon a formula developed by The College Board that estimates the average cost of attending a private 4-year college. Under current law, any excess contribution with respect to a Designated Beneficiary must be promptly withdrawn as a non-qualified withdrawal or rolled over into an account for a different Designated Beneficiary.

The following supplements in the section of "Distributions and Taxes" entitled "Distributions:"

Ivy High Income Fund declares dividends monthly and pays them monthly.

IVY FUNDS

Supplement dated September 13, 2007

to

Ivy Class R Shares Prospectus dated July 31, 2007

Effective immediately, the date on the front cover page of the prospectus is changed from July 31, 2007 to September 13, 2007.